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                                                                   EXHIBIT 2


                            Eagle Geophysical, Inc.

                               5,880,000 Shares(1)

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                             August 5, 1997


PRUDENTIAL SECURITIES INCORPORATED
SIMMONS & COMPANY INTERNATIONAL
As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York 10292

Dear Sirs:

         Each of Eagle Geophysical, Inc., a Delaware Corporation (the "Company"), the selling securityholders set forth on Schedule 1 attached hereto (the "Selling Securityholders") and Seitel, Inc., a Delaware corporation ("Seitel"), Gerald M. Harrison ("Harrison"), George Purdie ("Purdie"), Neil A.
M. Campbell ("Campbell") and David Burns ("Burns") hereby confirms its agreement with the several underwriters named in Schedule 2 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

         It is understood that prior to or concurrent with the Firm Closing Date (as hereinafter defined), the Company will acquire 81% of the outstanding shares of Energy Research International ("ERI"), a Cayman Islands corporation and the ultimate parent corporation and owner of 100% of the issued and outstanding capital stock of Exploration Holdings Limited ("EHL"), a United Kingdom corporation and the owner of 100% of the issued and outstanding capital stock of each of Eagle Geophysical Offshore, Inc. (formerly known as Horizon Seismic, Inc.), a Texas corporation, and Horizon Exploration Ltd., a United Kingdom corporation (the "Horizon Companies"), pursuant to an acquisition agreement dated as of May , 1997 (the "ERI Acquisition Agreement"), whereby ERI, EHL and the Horizon Companies will become wholly-owned

-------------
    (1) Plus options to purchase up to 882,000 additional shares to cover over-allotments.



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subsidiaries of the Company (the "ERI Acquisition"). The Company currently owns
19% of the outstanding shares of ERI.

         1. Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell, and EHI Holdings, Inc., a Delaware corporation ("EHI") and an indirect, wholly-owned subsidiary of Seitel, proposes to sell, to the several Underwriters an aggregate of 4,000,000 shares and 1,880,000 shares, respectively (the "Firm Securities"), of the Company's Common Stock, par value $0.01 per share ("Common Stock"). The Company also proposes to issue and sell and EHI, Oliveira Limited, a corporation organized under the laws of the Isle of Man all of the outstanding capital stock of which is owned by Harrison ("Oliveira"), Dormera Limited, a corporation organized under the laws of the Isle of Man all of the outstanding capital stock of which is owned by Purdie ("Dormera"), Balmedie Limited, a corporation organized under the laws of the Isle of Man all of the outstanding capital stock of which is owned by Campbell ("Balmedie") and Larlane Limited, a corporation organized under the laws of the Isle of Man all of the outstanding capital stock of which is owned by Burns ("Larlane"), also propose to sell to the several Underwriters not more than 602,000, 100,000, 56,400, 56,400, 56,400 and 10,800 additional shares of Common Stock, respectively, if requested by the Representatives as provided in Section 4 of this Agreement. Any and all shares of Common Stock to be purchased by the Underwriters pursuant to such options are referred to herein as the "Option Securities"; and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities".

         2. Representations and Warranties with respect to the Company. The Company, EHI, Seitel, Harrison, Purdie, Oliveira and Dormera, jointly and severally, represent and warrant to, and agree with, each of the several Underwriters that:

         (a) A registration statement on Form S-1 (File No. 333-28303) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (i)(A) or (i)(B) of this sentence as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the



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Act and included in the Prospectus (as hereinafter defined); the term "Rule
462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means:

         (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

         (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or

         (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement;

and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet. All references to the Registration Statement, any Preliminary Prospectus, any Prospectus or any amendments or supplement to any of the foregoing, shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

         (b) The Commission has not issued any order preventing or suspending use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement



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of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Firm Closing Date and any Option Closing Date (as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

         (c) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective, (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act, or the Commission has received payment of such filing fee.

         (d) The Company and each of its subsidiaries (as set forth on Schedule 3 hereto) have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole.

         (e) The Company and each of its subsidiaries have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

         (f) The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except for directors' qualifying shares (if any) and as otherwise set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims.

         (g) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this agreement.



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         (h) The capital stock of the Company conforms to the description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

         (i) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

         (j) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and its consolidated subsidiaries and the results of operations and changes in financial condition as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Financial Information" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein.

         (k) The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

         (l) Arthur Andersen LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

         (m) KPMG, who have certified certain financial statements relating to ERI, and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement and the Prospectus with respect thereto (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

         (n) The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors'





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rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

         (o) No legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

         (p) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, which conflict, breach, violation or default could reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole (other than conflicts, breaches, violations or defaults that have been waived by the other party thereto or conflicts, breaches, violations or defaults under agreements governing or otherwise relating to indebtedness of the Company or its subsidiaries that will be repaid on or promptly after the Firm Closing Date from the proceeds of the sale of the Securities by the Company hereunder), or the charter documents or by-laws of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries.

         (q) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth, or results of the operations of the Company or any of its subsidiaries, except in each case as described in or contemplated by the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

         (r) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or




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resale of the Securities or (ii) since the filing of the Registration Statement
(A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities (except for the sale of the Securities by the Company under this Agreement) or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholders under this Agreement).

         (s) The Company has not distributed and, prior to the later of (i) the Option Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

         (t) The Company and each of its subsidiaries have (i) good and marketable title in fee simple to all real property owned by them and (ii) good and marketable title to all personal property owned by them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely interfere with the use made or proposed to be made of such property by the Company or such subsidiary, and any real property and buildings and any personal property held under lease or charter by the Company or any such subsidiary are held under valid, subsisting and enforceable leases or charters, as the case may be, with such exceptions as are not material and do not materially and adversely interfere with the use made and proposed to be made of such property and buildings by the Company or such subsidiary, in each case except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

         (u) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (i) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

         (v) No labor dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent that could result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

         (w) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither the Company nor any such subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or




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otherwise), business prospects, net worth or results of operations of the
Company and its subsidiaries, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

         (x) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary in the businesses in which they are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

         (y) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except (i) for restrictions imposed by general corporate law of the jurisdiction in which any such subsidiary may be organized or (ii) as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or
(iii) for restrictions imposed in agreements governing or otherwise relating to indebtedness of the Company or its subsidiaries that will be repaid on or promptly after the Firm Closing Date from the proceeds of the sale of the Securities by the Company hereunder, which agreements will be terminated after repayment or (iv) restrictions which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), net worth, business prospects or results of operations of the Company and its subsidiaries, taken as a whole.

         (z) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where a failure to possess any such items would not result in a material adverse change in the condition (financial or otherwise), net worth, business prospects or results of operations of the Company and its subsidiaries taken as a whole, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

         (aa) The Company and each of its subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the Company and its subsidiaries) and each has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except



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for any such assessment, fine or penalty that is currently being contested in good faith, or as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

         (ab) Neither the Company nor any of its subsidiaries is in violation of any foreign, federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials; the Company and its subsidiaries have received all permits, licenses or other approvals required of them under applicable foreign, federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses; and the Company and each such subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except in each case any such violation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

         (ac) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

         (ad) Except (i) for the shares of capital stock of each of the subsidiaries owned by the Company and such subsidiaries, (ii) as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and (iii) for investments that are not material to the Company and its subsidiaries taken as a whole, neither the Company nor any such subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity.

         (ae) The Company will conduct its operations in a manner that will not subject it to registration as an investment company under the Investment Company Act of 1940, as amended, and this transaction will not cause the Company to become an investment company subject to registration under such Act.

         (af) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principals and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (ag) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or may be affected, except for any such default or event that has been waived or disclosed in the Prospectus (or, if the Prospectus is not




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in existence, the most recent Preliminary Prospectus) or that will arise under agreements governing or otherwise relating to indebtedness of the Company or its subsidiaries that will be repaid on or promptly after the Firm Closing Date from the proceeds of the sale of the Securities by the Company hereunder, which agreements will be terminated after repayment, or that will not, individually or in the aggregate, result in a material adverse change in the condition (financial or otherwise), net worth, business prospects or results of operations of the Company and its subsidiaries taken as a whole.

         (ah) Upon consummation of the ERI Acquisition, the Warrant Certificate to purchase 16,665 ordinary shares of ERI issued to Seitel dated July 3, 1996; the Warrant Certificate to purchase 5,555 ordinary shares of ERI issued to Harrison, dated July 3, 1996; the Warrant Certificate to purchase 5,555 ordinary shares of ERI issued to Purdie, dated July 3, 1996; the Warrant Certificate to purchase 5,555 ordinary shares of ERI issued to Campbell dated July 3, 1996; and the Shareholders Agreement among ERI, Seitel, Oliveira, Harrison, Dormera, Purdie, Balmedie, Campbell, Larlane, and Burns, dated July 3, 1996; (collectively, the "Terminated Agreements") will be terminated, will no longer be in force and effect, and the parties to the Terminated Agreements will have executed waivers relinquishing and forfeiting any and all rights granted under the Terminated Agreements.

         (ai) Prior to or concurrent with the Firm Closing Date, the ERI Acquisition Agreement will have been duly authorized, executed and delivered by and will be a valid and binding agreement of the parties thereto.

         (aj) Upon consummation of the ERI Acquisition, ERI, EHL and the Horizon Companies will become wholly-owned subsidiaries of the Company.

         3. Representations and Warranties with respect to the Selling Securityholders. Each of the Selling Securityholders, and Seitel, Harrison, Purdie, Campbell and Burns (solely with respect to EHI, Oliveira, Dormera, Balmedie and Larlane, respectively), represents and warrants to, and agrees with, each of the several Underwriters that:

         (a) Such Selling Securityholder has full power (corporate and other) to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriters the Securities to be sold by such Selling Securityholder hereunder in accordance with the terms of this Agreement; the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of such Selling Securityholder; and this Agreement has been duly executed and delivered by such Selling Securityholder.

         (b) Such Selling Securityholder has duly executed and delivered an irrevocable power of attorney and custody agreement (with respect to such Selling Securityholder, the "Power-of-Attorney" and the "Custody Agreement", respectively), each in the form heretofore delivered to the Representatives, appointing Jay N. Silverman and Gerald M. Harrison as such Selling Securityholder's attorney-in-fact (the "Attorney-in-Fact") with authority to execute, deliver and perform this Agreement on behalf of such Selling Securityholder and appointing the Company, as custodian thereunder (the "Custodian"). Prior to or concurrent with the Firm Closing Date, certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Securities to be sold by such Selling Securityholder hereunder will be deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Securityholder has full power (corporate and other) to enter into the Custody Agreement and the Power-of-Attorney and to perform its obligations under the Custody Agreement. The execution and delivery of the Custody Agreement and the Power-of-Attorney have been duly authorized by all necessary corporate action of such Selling Securityholder; the Custody Agreement and the Power-of-Attorney have been duly executed and delivered by such Selling Securityholder and, assuming due authorization, execution and delivery by the Custodian, are the legal, valid, binding and enforceable instruments of such Selling Securityholder. Such Selling Securityholder agrees that each of the Securities represented by the certificates to be deposited with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody, the appointment of the Attorney-in-Fact and the right, power and authority of the Attorney-in-Fact to execute and deliver this Agreement, to agree on the price at which the Securities (including such Selling Securityholder's Securities) are to be sold to the Underwriters, and to carry out the terms of this Agreement, are to that extent irrevocable and that the obligations of such Selling Securityholder hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of such Selling Securityholder, by operation of law or otherwise, whether in the case of any individual Selling Securityholder by the death or incapacity of such Selling Securityholder, in the case of a trust or estate by the death of the trustee or trustees or the executor or executors or the termination of such trust or estate, or in the case of a corporate or partnership Selling Securityholder by its liquidation or dissolution or by the occurrence of any other event. If any individual Selling Securityholder, trustee or executor should die or become incapacitated or any such trust should be terminated, or if any corporate or partnership Selling Securityholder shall liquidate or dissolve, or if any other event should occur, before the delivery of such Securities hereunder, the certificates for such Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the respective terms and conditions of this Agreement as if such death, incapacity, termination, liquidation or dissolution or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof.

         (c) Prior to or concurrent with the Firm Closing Date, such Selling Securityholder will be the lawful owner of and will have good and marketable title to the Securities to be sold by such Selling Securityholder hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, such Selling Securityholder will convey good and marketable title to such Securities, free and clear of any security interests, liens, encumbrances, equities, claims or other defects.

         (d) Such Selling Securityholder has not, directly or indirectly, (i) taken any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by such Selling Securityholders under this Agreement).

         (e) Such Selling Securityholder has reviewed the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the Registration Statement, and the information regarding such Selling Securityholder set forth therein under the caption "Principal and Selling Stockholders" is complete and accurate; and nothing has come to the attention of such Selling Securityholder to make it believe that the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         (f) The sale by such Selling Securityholder of Securities pursuant hereto is not prompted by any adverse information concerning the Company that is not set forth in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

         (g) The sale of the Securities to the Underwriters by such Selling Securityholder pursuant to this Agreement, the compliance by such Selling Securityholder with the other provisions of this Agreement, the Custody Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act and the Exchange Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Securityholder or any of its subsidiaries is a party or by which such Selling Securityholder or any of its subsidiaries or any of their respective properties are bound, which conflict, breach, violation or default could reasonably be expected to have a material adverse effect on the Selling Stockholder and its subsidiaries (if any) taken as a whole (other than conflicts, breaches, violations or defaults that have been waived by the other party thereto or conflicts, breaches, violations or defaults under agreements governing or otherwise relating to indebtedness of the Company or its subsidiaries that the Company has represented will be repaid on or promptly after the Firm Closing Date from the proceeds of the sale of the Securities by the Company), or the charter documents or by-laws of such Selling Securityholder or any of its subsidiaries or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Securityholder or any of its subsidiaries.

         (h) Such Selling Securityholder has not distributed and, prior to the later of (i) the Option Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

         4. Purchase, Sale and Delivery of the Securities. (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell, and EHI agrees to sell, to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and EHI, severally and not jointly, at a purchase price of $15.81 per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 2 hereto. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company and EHI to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer in same-day funds (the "Wired Funds") to the accounts designated by the Company and EHI. Such delivery of and payment for the Firm Securities shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048 at 9:30 A.M., New York time, on August 11, 1997, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to
Section 11 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date". The Company and EHI will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar or of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date.

         (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, each of the Company, EHI, Oliveira, Dormera, Balmedie and Larlane hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities in the amounts set forth on Schedule 1. If such options are exercised, such Option Securities shall be purchased first from Oliveira, Dormera, Balmedie and Larlane (up to a total of 180,000 shares of Common Stock as set forth on Schedule 1 attached hereto) on a pro rata basis, then from the Company (up to a total of 602,000 shares of Common Stock) and then from EHI (up to a total of 100,000 shares of Common Stock.) The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 4, plus if the purchase and sale of any Option Securities takes place after the Firm Closing Date and after the Firm Securities are trading "ex-dividend", an amount equal to the dividends payable on such Option Securities. The options granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty (30) days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such options. The Representatives may from time to time exercise the options granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the options and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the options and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and Company may agree upon or as the Representatives may determine pursuant to Section 11 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the options as provided herein, the Company and/or the Selling Securityholders, as the case may be, shall become obligated, as set forth above, to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company and/or the Selling Securityholders, as the case may be, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the options as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the options are exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 4, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

         (c) The Company and the Selling Securityholders hereby acknowledge that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute closing of a purchase and sale of the Securities. Only execution and delivery of a receipt for Securities by the Underwriters indicates completion of the closing of a purchase of the Securities from the Company and the Selling Securityholders. Furthermore, in the event that the Underwriters wire funds to the Company and the Selling Securityholders prior to the completion of the closing of a purchase of Securities, the Company and the Selling Securityholders hereby acknowledge that until the Underwriters execute and deliver a receipt for the Securities, by facsimile or otherwise, the Company and the Selling Securityholders will not be entitled to the wired funds and shall return the wired funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Securities is not completed and the wired funds are not returned by the Company and the Selling Securityholders to the Underwriters on the same day the wired funds were received by the Company and the Selling Securityholders, the Company and the Selling Securityholders agree to pay to the Underwriters in respect of each day the wired funds are not returned by it, in same-day funds, interest on the amount of such wired funds in an amount representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated.

         (d) It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

         5. Offering by the Underwriters. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

         6. Covenants of the Company. The Company covenants and agrees with each of the Underwriters that:

         (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the Prospectus, Term Sheet or the amendment referred to in the second sentence of Section 2(a) hereof, any amendment or supplement to such Prospectus, Term Sheet or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representatives previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent.

The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

         (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

         (c) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

         (d) If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 6(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

         (e) The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters a signed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) or any Rule 462(b) Registration Statement, (ii) to each other Underwriter, a conformed copy of such registration statement or any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the

Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 A.M., New York City time, on such date or (B) 2:00 PM, New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 A.M., New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date. The Company will provide or cause to be provided to each of the Representatives, and to each Underwriter that so requests in writing, a copy of each report on Form SR filed by the Company as required by Rule 463 under the Act.

         (f) The Company, as soon as practicable, will make generally available to its securityholders and to the Representatives a consolidated earnings statement of the Company and its subsidiaries that satisfies the provisions of
Section 11(a) of the Act and Rule 158 thereunder.

         (g) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

         (h) The Company will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 180 days after the date hereof, except (i) pursuant to this Agreement, (ii) for issuances pursuant to the exercise of employee or director stock options and warrants outstanding on the date hereof and (iii) for the grants of options pursuant to option plans existing on the date hereof.

         (i) The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholders under this Agreement).

         (j) The Company will obtain the agreements described in Section 9(m) hereof prior to the date hereof.

         (k) If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

         (l) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 P.M. New York time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

         (m) The Company will cause the Securities to be duly included for quotation on the Nasdaq Stock Market's National Market (the "Nasdaq National Market") prior to the Firm Closing Date. The Company will ensure that the Securities remain included for quotation on the Nasdaq National Market following the Firm Closing Date.

         7.       Covenants of Selling Securityholders.

         Each of the Selling Securityholders, and Seitel, Harrison, Purdie, Campbell and Burns (solely with respect to EHI, Oliveira, Dormera, Balmedie and Larlane, respectively), covenants and agrees with each of the Underwriters that:

         (a) Such Selling Securityholder will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, pledge, offer of sale, contract of sale, grant of any option to purchase or other sale or disposition) of any shares of Common Stock legally or beneficially owned by such Selling Securityholder or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 180 days after the date hereof, except pursuant to this Agreement.

         (b) Such Selling Securityholder will not, directly or indirectly, (i) take any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii)(A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholders under this Agreement).

         8. Expenses. The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 13 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (vii) any quotation of the Securities on the Nasdaq National Market, (viii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters) and (ix) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 9 hereof is not satisfied, because this Agreement is terminated pursuant to Section 13 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

         9. Conditions of the Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the parties hereto contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company and the Selling Securityholders made pursuant to the provisions hereof, to the performance by the parties hereto of their respective covenants and agreements hereunder and to the following additional conditions:

         (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (i) 11:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2), or with respect to the Original Registration Statement, or such later time and date as shall have been consented to by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

         (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Gardere Wynne Sewell & Riggs, L.L.P., counsel for the Company, Seitel and EHI, to the effect that:

                  (i) the Company and each of Eagle Geophysical Onshore, Inc., a Delaware corporation, and Eagle Geophysical Offshore, Inc. (formerly known as Horizon Seismic,

          Inc.), a Texas corporation (the "Subsidiaries"), have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where, to the knowledge of such counsel, the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole;

                  (ii) the Company and each of the Subsidiaries have corporate power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus, and the Company has corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

                  (iii) the issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except for directors' qualifying shares (if any) and as otherwise set forth in the Prospectus, are owned beneficially by the Company free and clear of any perfected security interests or, to the best knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims;

                  (iv) the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus; all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; the Firm Securities have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Securities have been duly included for trading on the Nasdaq National Market; no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities; and no holders of securities of the Company, other than the Selling Securityholders, are entitled to have such securities registered under the Registration Statement;

                  (v) the statements set forth under the heading "Description of Capital Stock" in the Prospectus, insofar as such statements purport to summarize certain provisions of the capital stock of the Company, provide a fair summary of such provisions; and the statements set forth under the headings "Risk Factors - Potential Conflicts of Interest," "Risk Factors - Environmental and Other Regulations" and "Business - Environmental Matters/Governmental Regulation" in the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings;

                  (vi) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and Seitel and this Agreement has been duly executed and delivered by the Company and Seitel;

                 (vii) (A) no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties and (B) to the knowledge of such counsel, no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

                  (viii) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws (provided that such counsel shall not be required to express any opinion as to the requirements of state securities or blue sky laws), or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel, to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties are bound, which conflict, breach, violation or default could reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole (other than conflicts, breaches, violations or defaults that have been waived by the other party thereto or conflicts, breaches, violations or defaults under agreements governing or otherwise relating to indebtedness of the Company or its subsidiaries that the Company has represented will be repaid on or promptly after the Firm Closing Date from the proceeds of the sale of the Securities by the Company), or the charter documents or by-laws of the Company or any of the Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or Subsidiaries;

                  (ix) the Registration Statement is effective under the Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, pursuant to Rules 434 and 424(b) has been made in the manner and within the time period required by Rules 434 and 424(b); and, to such counsel's knowledge after due inquiry with the Commission no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, are contemplated by the Commission;

                  (x) the Registration Statement originally filed with respect to the Securities and each amendment thereto, any Rule 462(b) Registration Statement and the Prospectus (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) appeared on its face to comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder;

                  (xi) The ERI Acquisition Agreement has been duly authorized by all necessary corporate action of the Company and has been duly executed and delivered by the Company; and, assuming due authorization, execution and delivery by Harrison, Purdie, Campbell, Burns, Oliveira, Dormera, Balmedie and Larlane, the ERI Acquisition Agreement is the legal, valid, binding and enforceable instrument of the Company, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                  (xii) EHI has full corporate power to enter into this Agreement, EHI has full corporate power to enter into the Custody Agreement and the Power-of-Attorney and to sell, transfer and deliver the Securities being sold by EHI hereunder in the manner provided in this Agreement and to perform its obligations under the Custody Agreement; the execution and delivery by EHI of this Agreement and the Custody Agreement and the Power-of-Attorney by EHI have been duly authorized by all necessary corporate action of EHI; this Agreement has been duly executed and delivered by EHI and; assuming due authorization, execution and delivery by the Custodian, the Custody Agreement and the Power-of-Attorney is the legal, valid, binding and enforceable instrument of EHI, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                  (xiii) the delivery by EHI to the several Underwriters of certificates for the Securities being sold hereunder by EHI against payment therefor as provided herein, will convey good and marketable title to such Securities to the several Underwriters, free and clear of all security interests, liens, encumbrances, equities, claims or other defects; and

                  (xiv) the sale of the Securities to the Underwriters by EHI pursuant to this Agreement, the compliance by EHI with the other provisions of this Agreement, the Custody Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws (provided that such counsel shall not be required to express any opinion as to the requirements of state securities or blue sky laws), or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel, to which EHI or any of its subsidiaries is a party or by which EHI or any of its subsidiaries or any of their respective properties are bound, which conflict, breach, violation or default could reasonably be expected to have a material adverse effect on EHI and its subsidiaries taken as a whole (other than conflicts, breaches, violations or defaults that have been waived by the other party thereto or conflicts, breaches, violations or defaults under agreements governing or otherwise relating to indebtedness of the Company or its subsidiaries that the Company has represented will be repaid on or promptly after the Firm Closing Date from the proceeds of the sale of the Securities by the Company), or the charter documents or by-laws of EHI or any of its subsidiaries or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to EHI or any of its subsidiaries.

         Such counsel shall also state that they have no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, Seitel and EHI and public officials.

         References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

         (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of Griggs & Harrison, P.C., U.S. counsel for Harrison, Purdie, Campbell, Burns, Oliveira, Dormera, Balmedie and Larlane to the effect that:

                  (i) The ERI Acquisition Agreement has been duly authorized by all necessary action (corporate or otherwise) of Harrison, Purdie, Campbell and Burns, and has been duly executed and delivered by Harrison, Purdie, Campbell, Burns, Oliveira, Dormera, Balmedie and Larlane; and, assuming due authorization, execution and delivery by the Company, the ERI Acquisition Agreement is the legal, valid, binding and enforceable instrument of Harrison, Purdie, Campbell, Burns, Oliveira, Dormera, Balmedie and Larlane, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to public policy considerations or federal or state securities laws limiting rights to indemnity and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                  (ii) Each of Harrison, Purdie, Campbell and Burns has full power to enter into this Agreement, the Custody Agreement and the Power-of-Attorney and to perform their obligations under each; this Agreement has been duly executed and delivered by each of Harrison, Purdie, Campbell, Burns, Oliveira, Dormera, Balmedie and Larlane; assuming due authorization, execution and delivery by the Custodian, the Custody Agreement and the Power-of-Attorney are the legal, valid, binding and enforceable instruments of each of Harrison, Purdie, Campbell, Burns, Oliveira, Dormera, Balmedie and Larlane, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to public policy considerations or federal or state securities laws limiting rights to indemnity and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

                  (iii) the compliance by each of Harrison, Purdie, Campbell and Burns with the other provisions of this Agreement, the Custody Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws (provided that such counsel shall not be required to express any opinion as to the requirements of state securities or blue sky laws), or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel, to which any of Harrison, Purdie, Campbell or Burns is a party or by which or any of their respective properties are bound, which conflict, breach, violation or default could reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole (other than conflicts, breaches, violations or defaults that have been waived by the other party thereto or conflicts, breaches, violations or defaults under agreements governing or otherwise relating to indebtedness of the Company or its subsidiaries that the Company has represented will be repaid on or promptly after the Firm Closing Date from the proceeds of the sale of the Securities by the Company), or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to any of Harrison, Purdie, Campbell and Burns.

          In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of Harrison, Purdie, Campbell, Burns, Oliveira, Dormera, Balmedie and Larlane and public officials.

          References to the Registration Statement and the Prospectus in this paragraph (c) shall include any amendment or supplement thereto at the date of such opinion.

          (d) The Representatives shall have received an opinion, dated the Firm Closing Date, of Cains Advocates and Notaries, counsel for Oliveira, Dormera, Balmedie and Larlane to the effect that:

                  (i) the ERI Acquisition Agreement has been duly authorized by all necessary action (corporate or otherwise) of Oliveira, Dormera, Balmedie and Larlane;

                  (ii) each of Oliveira, Dormera, Balmedie and Larlane has full power to enter into this Agreement, the Custody Agreement and the Power-of-Attorney and to sell, transfer and deliver the Securities being sold by them hereunder in the manner provided in this Agreement and to perform their obligations under the Custody Agreement; the execution and delivery of this Agreement, the Custody Agreement and the Power-of-Attorney have been duly authorized by all necessary action (corporate or otherwise) of each of Oliveira, Dormera, Balmedie and Larlane;

                  (iii) the delivery by each of Oliveira, Dormera, Balmedie and Larlane to the several Underwriters of certificates for the Securities being sold hereunder by each of Oliveira, Dormera, Balmedie and Larlane against payment therefor as provided herein, will convey good and marketable title to such Securities to the several Underwriters, free and clear of all security interests, liens, encumbrances, equities, claims or other defects; and

                  (iv) the sale of the Securities to the Underwriters by each of Oliveira, Dormera, Balmedie and Larlane pursuant to this Agreement, the compliance by each of Oliveira, Dormera, Balmedie and Larlane with the other provisions of this Agreement, the Custody Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument known to such counsel and to which any of Oliveira, Dormera, Balmedie and Larlane is a party or by which or any of their respective properties are bound, which conflict, breach, violation or default could reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole (other than conflicts, breaches, violations or defaults that have been waived by the other party thereto or conflicts, breaches, violations or defaults under agreements governing or otherwise relating to indebtedness of the Company or its subsidiaries that the Company has represented will be repaid on or promptly after the Firm Closing Date from the proceeds of the sale of the Securities by the Company), or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to any of Oliveira, Dormera, Balmedie and Larlane; and

                  (v) the delivery by each of Oliveira, Dormera, Balmedie and Larlane to the Company of certificates representing 81% of the issued and outstanding capital stock of ERI pursuant to the ERI Acquisition Agreement against payment therefor as provided therein, will convey good and marketable title of such capital stock to the Company, free and clear of all security interests, liens, encumbrances, equities, claims or other defects.

         In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of Harrison, Purdie, Campbell, Burns, Oliveira, Dormera, Balmedie and Larlane and public officials.

         References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

         (e) The Representatives shall have received an opinion, dated the Firm Closing Date, of W.S. Walker & Company, counsel for ERI, to the effect that:

                  (i) ERI has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of all other jurisdictions where, to the knowledge of such counsel, the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole;

                  (ii) ERI has corporate power to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus;

                  (iii) the issued shares of capital stock of ERI have been duly authorized and validly issued, are fully paid and nonassessable and, except for directors' qualifying shares (if any) and as otherwise set forth in the Prospectus, are owned of record by the Company free and clear of any perfected security interests or, to the best knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims;

                  (iv) no legal or governmental proceedings are pending to which ERI is a party or to which the property of ERI is subject that are required to be described in the

         Registration Statement or the Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against ERI or with respect to any of its properties;

                  (v) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel, to which ERI is a party or by which ERI or any of its properties are bound, which conflict, breach, violation or default could reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole (other than conflicts, breaches, violations or defaults that have been waived by the other party thereto or conflicts, breaches, violations or defaults under agreements governing or otherwise relating to indebtedness of the Company or its subsidiaries that the Company has represented will be repaid on or promptly after the Firm Closing Date from the proceeds of the sale of the Securities by the Company), or the charter documents or by-laws of ERI, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to ERI; and

                  (vi) the delivery by each of Oliveira, Dormera, Balmedie and Larlane to the Company of certificates representing 81% of the issued and outstanding capital stock of ERI pursuant to the ERI Acquisition Agreement against payment therefor as provided therein, will convey good and marketable title of such capital stock to the Company, free and clear of all security interests, liens, encumbrances, equities, claims or other defects.

         In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of ERI and public officials.

         References to the Registration Statement and the Prospectus in this paragraph (e) shall include any amendment or supplement thereto at the date of such opinion.

         (f) The Representatives shall have received an opinion, dated the Firm Closing Date, of Cooper & Burnett, counsel for Exploration Holdings Ltd. and Horizon Exploration Ltd. (the "U.K. Subsidiaries") to the effect that:

                  (i) the U.K. Subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where, to the knowledge of such counsel, the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole;

                  (ii) each of the U.K Subsidiaries has corporate power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus;

                  (iii) the issued shares of capital stock of each of the U.K. Subsidiaries has been duly authorized and validly issued, are fully paid and nonassessable and, except for directors' qualifying shares (if any) and as otherwise set forth in the Prospectus, are owned beneficially by ERI, in the case of Exploration Holdings Ltd., and by Exploration Holdings Ltd., in the case of Horizon Exploration Ltd., free and clear of any perfected security interests or, to the best knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims;

                  (iv) no legal or governmental proceedings are pending to which the U.K. Subsidiaries is a party or to which the property of the U.K. Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against the U.K. Subsidiaries or with respect to any of their respective properties;

                  (v) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel, to which the U.K. Subsidiaries are a party or by which the U.K. Subsidiaries or any of their respective properties are bound, which conflict, breach, violation or default could reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole (other than conflicts, breaches, violations or defaults that have been waived by the other party thereto or conflicts, breaches, violations or defaults under agreements governing or otherwise relating to indebtedness of the Company or its subsidiaries that the Company has represented will be repaid on or promptly after the Firm Closing Date from the proceeds of the sale of the Securities by the Company), or the charter documents or by-laws of the U.K. Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the U.K. Subsidiaries;

         In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the U.K. Subsidiaries and public officials.

         References to the Registration Statement and the Prospectus in this paragraph (f) shall include any amendment or supplement thereto at the date of such opinion.

         (g) The Representatives shall have received an opinion, dated the Firm Closing Date, of Brown & Wood LLP, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, such counsel may rely as to all matters of Texas law upon the opinion of Gardere Wynne Sewell & Riggs, L.L.P referred to in paragraph (b) above.

         (h) Prior to or concurrent with the Firm Closing Date, each condition to the closing contemplated by the ERI Acquisition Agreement shall have been satisfied or waived. There shall exist at and as of the Firm Closing Date no conditions that would constitute a default (or an event that with notice or lapse of time, or both, would constitute a default) under the ERI Acquisition Agreement. Prior to or concurrent with the Firm Closing Date, (i) the Company shall have consummated the ERI Acquisition pursuant to the ERI Acquisition Agreement and on terms that conform to the description thereof in the Registration Statement and the Prospectus and (ii) ERI, EHL and the Horizon Companies shall be wholly-owned subsidiaries of the Company; and the Company shall have delivered to the Representatives evidence, in form and substance satisfactory to the Representatives, that the conditions specified in this paragraph shall have been satisfied.

         (i) Upon consummation of the ERI Acquisition, the Warrant Certificate to purchase 16,665 ordinary shares of ERI issued to Seitel dated July 3, 1996; the Warrant Certificate to purchase 5,555 ordinary shares of ERI issued to Harrison, dated July 3, 1996; the Warrant Certificate to purchase 5,555 ordinary shares of ERI issued to Purdie, dated July 3, 1996; the Warrant Certificate to purchase 5,555 ordinary shares of ERI issued to Campbell dated July 3, 1996; and the Shareholders Agreement among ERI, Seitel, Oliveira, Harrison, Dormera, Purdie, Balmedie, Campbell, Larlane, and Burns, dated July 3, 1996; (collectively, the "Terminated Agreements") will be terminated, will no longer be in force and effect, and the parties to the Terminated Agreements will have executed waivers relinquishing and forfeiting any and all rights granted under the Terminated Agreements.

         (j) The Representatives shall have received from Arthur Andersen LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                  (i) they are independent accountants with respect to the Company and its consolidated subsidiaries within the meaning of the Act and the applicable rules and regulations thereunder;

                  (ii) in their opinion, the audited consolidated financial statements and schedules and pro forma financial statements examined by them and included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                  (iii) on the basis of a reading of the latest available interim unaudited consolidated condensed financial statements of the Company and its consolidated subsidiaries, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the stockholders, the board of directors and any committees thereof of the Company and each of its consolidated subsidiaries, and inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                  (A) the unaudited consolidated condensed financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus; and

                  (B) at a specific date not more than five business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company and its consolidated subsidiaries or any decreases in net current assets or stockholders' equity of the Company and its consolidated subsidiaries, in each case compared with amounts shown on the [insert date of the most recent consolidated (condensed) balance sheet] [unaudited] consolidated [condensed] balance sheet included in the Registration Statement and the Prospectus, or for the period from [insert date one day after the date inserted above] to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in sales, net revenues, net income before income taxes or total or per share amounts of net income of the Company and its consolidated subsidiaries, except in all instances for changes, decreases or increases set forth in such letter;

                  (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated subsidiaries and are included in the Registration Statement and the Prospectus, and have compared such amounts, percentages and financial information with such records of the Company and its consolidated subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation;

                  (v) on the basis of a reading of the unaudited pro forma consolidated condensed financial statements included in the Registration Statement and the Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (v), inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma consolidated condensed financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma consolidated condensed financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

         In the event that the letter referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letter shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

         References to the Registration Statement and the Prospectus in this paragraph (j) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

         (k) The Representatives shall have received from KPMG, a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                  (i) they are independent accountants with respect to ERI and its consolidated subsidiaries within the meaning of the Act and the applicable rules and regulations thereunder;

                  (ii) in their opinion, the audited consolidated financial statements and schedules examined by them and included in the Registration Statement and the Prospectus with respect to ERI and its consolidated subsidiaries comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                  (iii) on the basis of a reading of the latest available interim unaudited consolidated condensed financial statements of ERI and its consolidated subsidiaries, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the stockholders, the board of directors and any committees thereof of ERI and each of its consolidated subsidiaries, and inquiries of certain officials of ERI and its consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                  (A) the unaudited consolidated condensed financial statements of ERI and its consolidated subsidiaries included in the Registration Statement and the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus; and

                  (B) at a specific date not more than five business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of ERI and its consolidated subsidiaries or any decreases in net current assets or stockholders' equity of ERI and its consolidated subsidiaries, in each case compared with amounts shown on the [insert date of the most recent consolidated (condensed) balance sheet] [unaudited] consolidated [condensed] balance sheet included in the Registration Statement and the Prospectus, or for the period from [insert date one day after the date inserted above] to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in sales, net revenues, net income before income taxes or total or per share amounts of net income of ERI and its consolidated subsidiaries, except in all instances for changes, decreases or increases set forth in such letter;

                  (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of ERI and its consolidated subsidiaries and are included in the Registration Statement and the Prospectus, and have compared such amounts, percentages and financial information with such records of ERI and its consolidated subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

         In the event that the letter referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letter shall be accompanied by a written explanation of ERI as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

         References to the Registration Statement and the Prospectus in this paragraph (k) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

         (l) The Representatives shall have received a certificate, dated the Firm Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that:

                  (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

                  (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

                  (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company or any of its subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

         (m) The Representatives shall have received a certificate, dated the Firm Closing Date, of the principal executive officer and the principal financial or accounting officer of each Selling Securityholder to the effect that:

                  (i) the representations and warranties of such Selling Securityholder in this Agreement are true and correct as if made on and as of the Closing Date;

                  (ii) to the extent that any statements or omissions are made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Selling Securityholder specifically for use therein, the Registration Statement, as amended as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplements as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                  (iii) such Selling Securityholder has performed all covenants and agreements on its part to be performed or satisfied at or prior to the Firm Closing Date.

         (n) The Representatives shall have received from each person who is a director, officer or stockholder of the Company an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of an option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 180 days after the date of this Agreement.

         (o) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

         (p) Prior to the commencement of the offering of the Securities, the Securities shall have been included for trading on the Nasdaq National Market.

         All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

         The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

         10. Indemnification and Contribution. (a) The Company, EHI, Seitel and, subject to Section 10(f) below, Oliveira, Dormera, Harrison and Purdie, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                  (i) any untrue statement or alleged untrue statement made by the Company, EHI, Seitel, Oliveira, Dormera, Harrison and Purdie in
         Section 2 of this Agreement,

                  (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"),

                  (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or

                  (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Securities, including without limitation, slides, videos, films and tape recordings, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company and EHI, Seitel, Oliveira, Dormera, Harrison and Purdie will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein; and provided, further that the Company, EHI, Seitel, Oliveira, Dormera, Harrison and Purdie will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Sections 6(d) and (e) of this Agreement. This indemnity agreement will be in addition to any liability which the Company and EHI, Seitel, Oliveira, Dormera, Harrison and Purdie may otherwise have. Neither the Company nor EHI, Seitel, Oliveira, Dormera, Harrison and Purdie will, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

         (b) Subject to Section 10(f) below, each of the Selling Securityholders, Seitel, Harrison, Purdie, Campbell and Burns, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement or any amendment thereto, each Underwriter and each person who controls the Company or any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Company, any such director, officer, such Underwriter or any such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement made by the Selling Securityholders, Seitel, Harrison, Purdie, Campbell or Burns in Section 3 of this Agreement,
(ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or (iii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company by the Selling Securityholders, Seitel, Harrison, Purdie, Campbell or Burns. Subject to the limitations set forth in the immediately preceding sentence, the Selling Securityholders, Seitel, Harrison, Purdie, Campbell or Burns, severally and not jointly, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, any such director, officer, such Underwriter or any such controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which the Selling Securityholders, Seitel, Harrison, Purdie, Campbell or Burns may otherwise have. The Selling Securityholders, Seitel, Harrison, Purdie, Campbell or Burns will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

         (c) Each Underwriter will, severally and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Securityholders and each person, if any, who controls the Company or the Selling Securityholders within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, any such director or officer of the Company, the Selling Securityholders or any such controlling person of the Company or the Selling Securityholders may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein: and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, any such director, officer or controlling person or the Selling Securityholders in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

         (d) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 10. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 10, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

         (e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 10 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or alleged omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Securityholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company and the Selling Securityholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Securityholders or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Selling Securityholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (e). Notwithstanding any other provision of this paragraph (e), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section II (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (e), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company and the Selling Securityholders within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or the Selling Securityholders.

         (f) The liability of each of Oliveira, Dormera, Balmedie and Larlane under this Section 10 shall not exceed an amount equal to the initial public offering price of the Securities sold by each of Oliveira, Dormera, Balmedie, and Larlane to the Underwriters, and the liability of each of the controlling stockholders of such entities (Harrison, Purdie, Campbell and Burns, respectively) shall be limited as set forth immediately above in this Section 10(f).

         11. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 12 hereof. In the event of any default by one or more Underwriters as described in this Section 11, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 4 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 11. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

         12. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, Seitel and the Selling Securityholders, their officers and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person referred to in Section 10 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 8 and 10 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         13. Termination. (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company and the Selling Securityholders given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company or the Selling Securityholders shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

                  (i) the Company or any of its subsidiaries shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

                  (ii) trading in the Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on either such exchange or market system;

                  (iii) a banking moratorium shall have been declared by New York or United States authorities; or

                  (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

         (b) Termination of this Agreement pursuant to this Section 13 shall be without liability of any party to any other party except as provided in Section 12 hereof.

         14. Information Supplied by Underwriters. The statements set forth in the last paragraph on the front cover page, in the stabilization legend on the inside front cover page and in the table in the first full paragraph and the third and seventh full paragraphs under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(b) and 10 hereof. The Underwriters confirm that such statements (to such extent) are correct.

         15. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York 10292,
Attention: Equity Transactions Group (facsimile: (212) 778-3621); if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 50 Briar Hollow Lane, 6th Floor West, Houston, Texas 77027, Attention: Jay Silverman,

President (facsimile: (713) 627-1020), if sent to EHI or Seitel, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to EHI or Seitel, as the case may be, at 50 Briar Hollow Lane, 9th Floor West, Houston, Texas 77027, Attention: Paul A. Frame, President (facsimile: (713) 622-2045) and if sent to any other Selling Securityholders, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to such Selling Securityholder at 6 Pembroke Road, Sevenoaks, Kent TN13 1XR, England, Attention: Mr. Gerald M. Harrison (facsimile: 011-44-1732-742746).

         16. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company, Seitel, the Selling Securityholders, Harrison, Purdie, Campbell and Burns and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities contained in Section 10(a) of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, (ii) the indemnities of the Underwriters contained in Section 10(c) of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and shall also be for the benefit of any person or persons who control the Selling Securityholders within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (iii) the indemnities contained in Section 10(b) of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement or any amendment thereto and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

         17. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

         18. Consent to Jurisdiction and Service of Process. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement, the Company, Seitel and the Selling Securityholders accept for themselves and in connection with their properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waive any defense of forum non conveniens and irrevocably agree to be bound by any judgment rendered thereby in connection with this Agreement. Each Selling Securityholder (except EHI, which designates and appoints Seitel) designates and appoints Mr. Gerald M. Harrison, and such other persons as may hereafter be selected by the Selling Securityholders irrevocably agreeing in writing to so serve, as their agent to receive on their behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by the Selling Securityholders to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to the Selling Securityholders at their address provided in Section 15 hereof; provided, however, that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by the Selling Securityholders refuses to accept service, the Selling Securityholders hereby agree that service of process sufficient for personal jurisdiction in any action against the Selling Securityholders in the State of New York may be made by registered or certified mail, return receipt requested, to the Selling Securityholders at their address provided in Section 15 hereof, and the Selling Securityholders hereby acknowledge that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Underwriter to bring proceedings against the Selling Securityholders in the courts of any other jurisdiction.

         19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and each of the several Underwriters.


                                            Very truly yours,

                                            EAGLE GEOPHYSICAL, INC.



                                            By /s/ JAY SILVERMAN
                                               ---------------------------------
                                            Name:   Jay Silverman
                                            Title:  President


                                            /s/ GERALD M. HARRISON
                                            ------------------------------------
                                            Gerald M. Harrison

                                            /s/ GEORGE PURDIE
                                            ------------------------------------
                                            George Purdie

                                            /s/ NEIL A.M. CAMPBELL
                                            ------------------------------------
                                            Neil A.M. Campbell

                                            /s/ DAVID BURNS
                                            ------------------------------------
                                            David Burns



                                            SEITEL, INC.


                                            By /s/ DEBRA D. VALICE
                                               ---------------------------------
                                            Name:   Debra D Valice
                                            Title:  Sr. Vice President



                                            SELLING SECURITYHOLDERS:
                                            Oliveira Limited
                                            Dormera Limited
                                            Balmedie Limited
                                            Larlane Limited

                                            By:  Attorneys-in-Fact

                                            /s/ JAY N. SILVERMAN
                                            ------------------------------------
                                            Jay N. Siverman

                                            /s/ GERALD M. HARRISON
                                            ------------------------------------
                                            Gerald M. Harrison

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

PRUDENTIAL SECURITIES INCORPORATED
SIMMONS & COMPANY INTERNATIONAL

By PRUDENTIAL SECURITIES INCORPORATED


By /s/ JEAN CLAUDE CANFIN
   --------------------------------
Name:   Jean-Claude Canfin
Title:  Managing Director


For itself and on behalf of the Representatives and the several Underwriters.

                                   SCHEDULE 1

                            SELLING SECURITYHOLDERS


                                                          Firm                  Option
     Selling                                        Securities to be        Securities to be
  Securityholder             Wholly-Owned By        Offered and Sold        Offered and Sold
------------------         -------------------      ----------------        ----------------
EHI Holdings, Inc.         Seitel,Inc.                   1,880,000              100,000
Oliveira Limited           Gerald M. Harrison                   --               56,400
Dormera Limited            George Purdie                        --               56,400
Balmedie Limited           Neil A.M. Campbell                   --               56,400
Larlane Limited            David Burns                          --               10,800

                                   SCHEDULE 2

                                  UNDERWRITERS


                                                         Number of Firm
                                                         Securities to
Underwriter                                               be Purchased
-----------                                              --------------

Prudential Securities Incorporated....................     1,713,750
Simmons & Company International.......................     1,713,750
Bear, Stearns & Co. Inc. .............................        90,000
Alex. Brown & Sons Incorporated.......................        90,000
Credit Suisse First Boston Corporation................        90,000
Dillon, Read & Co. Inc. ..............................        90,000
Donaldson, Lufkin & Jenrette
   Securities Corporation.............................        90,000
A. G. Edwards & Sons, Inc. ...........................        90,000
Goldman, Sachs & Co. .................................        90,000
Howard, Weil, Labouisse,
   Friedrichs Incorporated............................        90,000
Jefferies & Company, Inc. ............................        90,000
Lehman Brothers Inc ..................................        90,000
Merrill Lynch, Pierce, Fenner &
   Smith incorporated.................................        90,000
J. P. Morgan Securities Inc. .........................        90,000
Morgan Stanley & Co. Incorporated.....................        90,000
Oppenheimer & Co., Inc. ..............................        90,000
PaineWebber Incorporated..............................        90,000
Salomon Brothers Inc .................................        90,000
Smith Barney Inc. ....................................        90,000
J.C. Bradford & Co. ..................................        45,000
Crowell, Weedon & Co. ................................        45,000
Fahnestock & Co. Inc. ................................        45,000
First Albany Corporation..............................        45,000
Furman Selz LLC ......................................        45,000
McDonald & Company Securities, Inc. ..................        45,000
Morgan Keegan & Company, Inc. ........................        45,000
Petrie Parkman & Co. .................................        45,000
Principal Financial Securities, Inc. .................        45,000
Rauscher Pierce Refsnes, Inc. ........................        45,000
Raymond James & Associates, Inc. .....................        45,000
The Robinson-Humphrey Company, Inc. ..................        45,000
Sutro & Co. Incorporated .............................        45,000
Tucker Anthony Incorporated ..........................        45,000

                                                         Number of Firm
                                                         Securities to
Underwriter                                               be Purchased
-----------                                              --------------

George K. Baum & Company .............................        22,500
Burnham Securities Inc. ..............................        22,500
Hanifen, Imhoff Inc. .................................        22,500
Harris Webb & Garrison Inc. ..........................        22,500
Hoak Breedlove Wesneski & Co. ........................        22,500
Edward D. Jones & Co., L.P. ..........................        22,500
Robotti & Company Inc. ...............................        22,500
Rodman & Renshaw, Inc. ...............................        22,500
The Seidler Companies Incorporated....................        22,500
Southcoast Capital Corporation........................        22,500
Southwest Securities, Inc. ...........................        22,500
Van Kasper & Company..................................        22,500
The Williams Capital Group, L.P. .....................        22,500
                                                           ---------
               Total .................................     5,880,000

                                   SCHEDULE 3

                                  SUBSIDIARIES



Name                                                      Jurisdiction of Incorporation
----                                                      -----------------------------
Eagle Geophysical Onshore, Inc.                           Delaware

Energy Research International                             Cayman Islands

Exploration Holdings Ltd.                                 England

Eagle Geophysical Offshore, Inc.
(formerly known as Horizon Seismic, Inc.)                 Texas

Horizon Exploration Ltd.                                  England